Exhibit 10.1
FIRST AMENDMENT TO SENIOR SECURED
REVOLVING CREDIT AGREEMENT, CONSENT AND
FACILITY INCREASE
                    FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, CONSENT AND FACILITY INCREASE, dated as of December 10, 2007 (this “Amendment”), among Kaiser Aluminum Corporation, a Delaware corporation (the “Parent”), Kaiser Aluminum Investments Company, a Delaware corporation (“KAIC”), Kaiser Aluminum Fabricated Products, LLC, a Delaware limited liability company (“KAFP”), and Kaiser Aluminium International, Inc., a Delaware corporation (“KAII”, and together with the Parent, KAIC, KAFP, each a “Borrower” and collectively, the “Borrowers”), JPMorgan Chase Bank, N.A., a national banking association organized under the laws of the United States (“JPMorgan Chase”) and each of the other financial institutions party hereto (together with JPMorgan Chase, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
                    WHEREAS, the Borrowers, the original Lenders, and the Administrative Agent have entered into that certain Senior Secured Revolving Credit Agreement, dated as of July 6, 2006 (as so amended, supplemented or modified, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);
                    WHEREAS, the Borrowers have requested that a Facility Increase in the amount of $65,000,000 pursuant to and in accordance with the terms of Section 2.22 of the Credit Agreement;
                    WHEREAS, in connection with such Facility Increase, (a) the Borrowers and the Administrative Agent have agreed to permit two additional Lenders (the “New Lenders”) to become party to, and provide Commitments under, the Credit Agreement, (b) the Administrative Agent, the Borrowers and the Lenders have agreed to reallocate the Commitments among the Lenders (including the New Lenders) as set forth on Schedule 1 attached hereto and (c) each Lender (including the New Lenders), after giving effect to such Facility Increase, shall purchase or sell any outstanding Loans and Letter of Credit Exposure held by it from or to the other Lenders, as directed by the Administrative Agent, such that, after giving effect to such purchases and sales, each Lender holds its Commitment Percentage of any outstanding Loans and Letter of Credit Exposure;
                    WHEREAS, the Borrowers’ Agent has elected to replace each Non-Consenting Lender as a Lender party to the Credit Agreement pursuant to Section 9.02(e) of the Credit Agreement, and JPMorgan Chase has agreed to purchase, contemporaneously with the occurrence of the First Amendment Effective Date, each Non-Consenting Lender’s Commitment up to an aggregate amount of $20,000,000, in accordance with the terms of an Assignment and Assumption substantially in the form of Exhibit D to the Credit Agreement;
                    WHEREAS, the Borrowers have also requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and consent to the Borrowers’ entering into Master Bailment Agreements from time to time, and the Lenders and the

Administrative Agent are willing to so amend the Credit Agreement and consent to the Borrowers’ entering into such Master Bailment Agreements on the terms and subject to the conditions set forth herein;
                    NOW, THEREFORE, in consideration of the premises and the agreements herein contained, Borrowers, Lenders, and Administrative Agent hereby agree as follows:
ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
                    Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
                              (a) The following new defined terms are hereby inserted in proper alphabetical order:
“Appraisal Date” shall mean, with respect to any appraisal delivered to the Administrative Agent in accordance with the terms hereof, the last day of the month in which the applicable Appraisal Effective Date occurs.

“Appraisal Effective Date” shall mean, with respect to any appraisal delivered to the Administrative Agent in accordance with the terms hereof, the date as of which the property subject to such appraisal is appraised.

“First Amendment” shall mean that certain First Amendment to Senior Secured Revolving Credit Agreement and Consent, dated as of December 10, 2007.

“First Amendment Effective Date” shall mean December 10, 2007.
                              (b) The defined term “Applicable Equipment Value” is hereby amended and restated in its entirety to read as follows:
“Applicable Equipment Value” shall mean, with respect to Eligible Equipment that is Class 1 Equipment, Class 4 Equipment, Class 5 Equipment or Class 6 Equipment, (x) from the date of purchase of such Eligible Equipment to the date such Eligible Equipment is appraised in accordance with the terms hereof, an amount equal to 80% of the cash purchase price of such Eligible Equipment (excluding any portion thereof attributable to engineering, design and other soft costs or to taxes, shipping, handling, storage, delivery or similar charges) paid by the acquiring Borrower to purchase such Eligible Equipment and (y) at all times thereafter, the lesser of (i) the amount determined in accordance with clause (x) and (ii) 80% of the appraised Net Orderly Liquidation Value of such Eligible Equipment.
                              (c) The defined term “Borrowing Base” is hereby amended by amending and restating subsection (iv) in its entirety to read as follows:
     (iv) the sum of
          (A) the Class 1 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 1 Equipment that has not yet been appraised in accordance with the terms hereof, plus

          (B) the Class 1 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 1 Equipment that has been appraised in accordance with the terms hereof, plus
          (C) the Class 4 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 4 Equipment that has not yet been appraised in accordance with the terms hereof, plus
          (D) the Class 4 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 4 Equipment that has been appraised in accordance with the terms hereof, plus
          (E) the Class 5 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 5 Equipment that has not yet been appraised in accordance with the terms hereof, plus
          (F) the Class 5 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 5 Equipment that has been appraised in accordance with the terms hereof, plus
          (G) the Class 6 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 6 Equipment that has not yet been appraised in accordance with the terms hereof, plus;
           (H) the Class 6 Equipment Percentage multiplied by the Applicable Equipment Value of the Class 6 Equipment that has been appraised in accordance with the terms hereof; minus
                              (d) The defined term “Class 1 Equipment” is hereby amended and restated in its entirety to read as follows:
“Class 1 Equipment” shall mean, collectively, any and all Eligible Equipment in existence on February 11, 2005 and any and all Eligible Equipment acquired by the Borrower since February 11, 2005 and on or before December 31, 2007.
                              (e) The defined term “Class 1 Equipment Percentage” is hereby amended and restated in its entirety to read as follows:
“Class 1 Equipment Percentage” shall mean, as of any date, the percentage equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since September 30, 2007 by eighty-four (84); provided, however, that upon receipt of an appraisal by the Administrative Agent in accordance with the terms hereof with respect to Class 1 Equipment after September 30, 2007, the Class 1 Equipment Percentage shall be reset to be equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since the most recent Appraisal Date with respect to such Equipment by eighty-four (84).
                              (f) The defined term “Class 4 Equipment Percentage” is hereby amended and restated in its entirety to read as follows:

“Class 4 Equipment Percentage” shall mean, as of any date after December 31, 2008, the percentage equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since December 31, 2008 by eighty-four (84); provided, however, that upon receipt of an appraisal by the Administrative Agent in accordance with the terms hereof with respect to Class 4 Equipment after December 31, 2008, the Class 4 Equipment Percentage shall be reset to be equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since the most recent Appraisal Date with respect to such Equipment by eighty-four (84).
                              (g) The defined term “Class 5 Equipment Percentage” is hereby amended and restated in its entirety to read as follows:
“Class 5 Equipment Percentage” shall mean, as of any date after December 31, 2009, the percentage equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since December 31, 2009 by eighty-four (84); provided, however, that upon receipt of an appraisal by the Administrative Agent in accordance with the terms hereof with respect to Class 5 Equipment after December 31, 2009, the Class 5 Equipment Percentage shall be reset to be equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since the most recent Appraisal Date with respect to such Equipment by eighty-four (84).
                              (h) The defined term “Class 6 Equipment Percentage” is hereby amended and restated in its entirety to read as follows:
“Class 6 Equipment Percentage” shall mean, as of any date after December 31, 2010, the percentage equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since December 31, 2010 by eighty-four (84); provided, however, that upon receipt of an appraisal by the Administrative Agent in accordance with the terms hereof with respect to Class 6 Equipment after December 31, 2010, the Class 6 Equipment Percentage shall be reset to be equal to one hundred percent (100%) minus the percentage obtained by dividing the number of full calendar months elapsed since the most recent Appraisal Date with respect to such Equipment by eighty-four (84).
                              (i) The defined term “Commitment” is hereby amended by amending and restating the last two sentences thereof to read as follows:
The amount of each Lender’s Commitment on the First Amendment Effective Date (after the consummation of a Facility Increase of $65,000,000 pursuant to Section 2.22 hereof, after giving effect to the reallocation of Commitments provided for in the First Amendment and after giving effect to the purchase of each Non-Consenting Lender’s interest hereunder by JPMorgan Chase pursuant to the First Amendment) is set forth on Annex A — Commitment Schedule or, if applicable, in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment. The aggregate amount of all of the Lender’s Commitments on the First Amendment Effective is $265,000,000.
                              (j) The defined term “Eligible Equipment” is hereby amended by (i) deleting subsection (vii) thereof and (ii) renumbering the remaining clauses as appropriate.

                              (k) The following defined terms are hereby deleted in their entirety: Class 2 Equipment, Class 2 Equipment Percentage, Class 3 Equipment, Class 3 Equipment Percentage.
                    Section 1.2 Section 5.15. A new Section 5.15 of the Credit Agreement is hereby added at the end of Article 5 to read as follows:
     SECTION 5.15 Bailment. At any time and from time to time that any Property owned by any Person (other than a Borrower) is bailed to or otherwise stored at a facility of a Borrower by any such Person, (a) enter into a Master Bailment Agreement substantially in the form of Exhibit A to the First Amendment and (b) keep all such Property in demarcated, segregated storage areas of the applicable facility and ensure that no property or assets owned by any of the Borrowers or their Subsidiaries is commingled with such Property.
                    Section 1.3 Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended by amending and restating subsection (b)(1)(E) in its entirety to read as follows:
(E) amend the definition of “Class 1 Equipment Percentage”, “Class 4 Equipment Percentage”, “Class 5 Equipment Percentage”, “Class 6 Equipment Percentage”, or “Real Property Percentage”
                    Section 1.4 Amendment to Annex A — Commitment Schedule. Annex A to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 hereto.
ARTICLE II
CONDITIONS TO CLOSING
                    Section 2.1 The effectiveness of this Amendment is subject to the satisfaction of the following conditions:
                              (a) First Amendment. The Borrowers and the Lenders shall have delivered a duly executed counterpart of this Amendment to the Administrative Agent.
                              (b) Fee Letter. Administrative Agent shall have received a duly executed counterpart of that certain Fee Letter, dated of even date herewith, among Administrative Agent and the Borrowers.
                              (c) Assignment and Assumption. Administrative Agent shall have received a duly executed counterpart of an Assignment and Assumption, dated of even date herewith, among the Administrative Agent, each Non-Consenting Lender, JPMorgan Chase and the Borrowers’ Agent, substantially in the form of Exhibit D to the Credit Agreement.
                              (d) Joinder Agreements. Administrative Agent shall have received a duly executed Joinder Agreement substantially in the form of Exhibit B hereto from each New Lender.
                              (e) Fees to Non-Consenting Lender. The Borrowers shall have paid to each Non-Consenting Lender in same day funds on the date hereof (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date hereof, including without limitation payments due to such Non-Consenting Lender under Sections 2.16 and 2.18 of the Credit Agreement, and (2) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the date hereof under Section 2.17 of the Credit Agreement had any outstanding Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the JPMorgan Chase.
ARTICLE III
FACILITY INCREASE AND REALLOCATION OF COMMITMENTS
                    Section 3.1 Facility Increase and Reallocation of Commitments. Each of the Lenders, the Administrative Agent and each of the Borrowers hereby agree that:
                              (a) Commitments. The amount of each Lender’s Commitment as of the date hereof is set forth on Schedule 1 hereto, and the aggregate amount of the Lenders’ Commitments as of the date hereof is $265,000,000.
                              (b) Outstanding Loans and Letter of Credit Exposure. Each Lender (including the New Lenders), after giving effect to such Facility Increase, shall purchase or sell any outstanding Loans and Letter of Credit Exposure held by it from or to the other Lenders, as directed by the Administrative Agent, such that, after giving effect to such purchases and sales, each Lender holds its Commitment Percentage of any outstanding Loans and Letter of Credit Exposure.
                              (c) Fees and Payments. For the avoidance of doubt, (i) prior to the First Amendment Effective Date, (A) all interest, fees and other amounts then accrued but unpaid to any Lender by the Borrowers hereunder to and including the date hereof, including without limitation payments due to any Lender under Sections 2.16 and 2.18 of the Credit Agreement, and (B) an amount, if any, equal to the payment which would have been due to any Lender on the date hereof under Section 2.17 of the Credit Agreement had any outstanding Loans of any Lender been prepaid on such date rather than reallocated (collectively, the “Unpaid Amounts”) shall accrue to the Lenders in accordance with the Commitments or, if applicable, the Commitment Percentages in effect prior to the First Amendment Effective Date and (ii) following the First Amendment Effective Date, all Unpaid Amounts shall accrue to the Lenders in accordance with the Commitments or, if applicable, the Commitment Percentages in effect on the First Amendment Effective Date set forth in Schedule 1 hereto.
ARTICLE IV
CONSENT
                    Section 4.1 Lenders’ Consent and Direction. Each of the Lenders hereby consents to (a) any Borrower from time to time permitting Property owned by any Person (other than another Borrower) to be bailed or otherwise stored at a facility of a Borrower by any such Person so long as the applicable Borrower complies with the requirements of Section 5.15 of the Credit Agreement and (b) the execution and delivery from time to time by any applicable Borrower of a Master Bailment Agreement substantially in the form of Exhibit A to this Amendment (together with any amendments, restatements, supplements or other modifications to any such Master Bailment Agreement that the Administrative Agent deems reasonable in its Permitted Discretion) pursuant to Section 5.15 of the Credit Agreement and agrees that the Administrative Agent may (but shall not be obligated to) execute, in connection with the applicable Borrower’s execution and delivery of any such Master Bailment Agreement, a notice in substantially the form of Exhibit D to the form of Master Bailment Agreement attached to this Amendment as Exhibit A.
ARTICLE V
MISCELLANEOUS
                    Section 5.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended by the Amendment. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
                    Section 5.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
                    Section 5.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date and (b) no Default or Event of Default has occurred and is continuing.
                    Section 5.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
                    Section 5.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.
                    Section 5.6 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
                    Section 5.7 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
                    Section 5.8 Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
                    Section 5.9 Costs and Expenses. Whether or not the transactions hereby contemplated shall be consummated, Borrowers shall pay all reasonable out-of-pocket expenses (including, without limitation, expenses incurred in connection with due diligence) of Administrative Agent associated with this Amendment, including the reasonable out-of-pocket fees and expenses of Administrative Agent’s counsel.
[Remainder of this page is intentionally left blank.]

                    IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: KAISER ALUMINUM CORPORATION
By:	/s/ Daniel J. Rinkenberger
	Name:	Daniel J. Rinkenberger
	Title:	Vice President & Treasurer

KAISER ALUMINUM INVESTMENTS COMPANY
By:	/s/ Daniel J. Rinkenberger
	Name:	Daniel J. Rinkenberger
	Title:	Vice President & Treasurer

KAISER ALUMINUM FABRICATED PRODUCTS, LLC
By:	/s/ Daniel J. Rinkenberger
	Name:	Daniel J. Rinkenberger
	Title:	Vice President & Treasurer

KAISER ALUMINIUM INTERNATIONAL, INC.
By:	/s/ Daniel J. Rinkenberger
	Name:	Daniel J. Rinkenberger
	Title:	Vice President & Treasurer

[FIRST AMENDMENT – KAISER ALUMINUM CORPORATION]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, Individually and as Administrative Agent and Lender
By:	/s/ J. Devin Mock
	Name:	J. Devin Mock
	Title:	Vice President
2200 Ross Avenue, 9th Floor Mail Code: TX1-2921 Dallas, TX 75201
[FIRST AMENDMENT – KAISER ALUMINUM CORPORATION]

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC.
By:	/s/ Alan R. Schnacke
	Name:	Alan R. Schnacke
	Title:	Vice President

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ D. Bruce Laughton
	Name:	D. Bruce Laughton
	Title:	Managing Director

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

BANK OF AMERICA, NATIONAL ASSOCIATION
By:	/s/ Robert McDalton
	Name:	Robert McDalton
	Title:	Vice President

[FIRST AMENDMENT – KAISER ALUMINUM CORPORATION]

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

WELLS FARGO FOOTHILL, LLC
By:	/s/ Krista Wade
	Name:	Krista Wade
	Title:	Assistant Vice Presdient

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ May E. Evans
	Name:	May E. Evans
	Title:	Associate Director

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Philip K. Liebscher
	Name:	Philip K. Liebscher
	Title:	Senior Vice President

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

KEYBANK, NATIONAL ASSOCIATION
By:	/s/ Timothy W. Kenealy
	Name:	Timothy W. Kenealy
	Title:	Vice President

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

GMAC COMMERCIAL FINANCE, LLC
By:	/s/ Thomas Brent
	Name:	Thomas Brent
	Title:	Director

[FIRST AMENDMENT — KAISER ALUMINUM CORPORATION]

SCHEDULE 1
ANNEX A
Commitment Schedule

Lender	Commitment
JPMorgan Chase Bank, N.A.	$60,000,000
The CIT Group/Business Credit, Inc.	$35,000,000
Wachovia Bank	$35,000,000
Bank of America	$30,000,000
Wells Fargo Foothill	$30,000,000
UBS Loan Finance LLC	$25,000,000
PNC Bank	$25,000,000
KeyBank	$15,000,000
GMAC	$10,000,000
Total	$265,000,000

EXHIBIT A
MASTER BAILMENT AGREEMENT
                    MASTER BAILMENT AGREEMENT, dated as of [date], between Kaiser Aluminum Fabricated Products, a Delaware corporation (the “Bailee”), and [___] (“Bailor”).
                    WHEREAS, Bailor and the Bailee are or may become parties to certain supply agreements for the sale of Primary Aluminum (“Product”) by Bailor to the Bailee (as any such agreement may be entered into or amended from time to time, a “Sale Contract”).
                    WHEREAS, Bailor wishes to deliver Product (which at the time of delivery and during the storage period referred to herein will remain property of Bailor) from time to time into storage at the storage facility owned by the Bailee and identified as below location(s) (the “Facility”):
Kaiser Aluminum
Trentwood, WA [or other FACILITY]
                    WHEREAS, the Bailee wishes to store such Product for Bailor at the Facility until such time as the Product may be purchased by the Bailee pursuant to the applicable Sale Contract.
                    NOW, THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:
                    1. Consent of the Bailee’s Creditors; No Further Liens.
                    The parties recognize that certain of the Bailee’s creditors may from time to time hold interests in the inventory of the Bailee (including after acquired inventory), some of which inventory will be physically located from time to time at the Facility. By execution of this Agreement, the Bailee represents and warrants to Bailor that it has disclosed to Bailor (i) the identity of all secured creditors of the Bailee that hold currently effective liens or other security interests on or in the Bailee’s inventory, and (ii) the nature and extent of any such liens or security interests. Upon Bailor’s request, the Bailee shall obtain the written acknowledgment by all such creditors, or the administrative agent on behalf of such creditors, of the existence of this Agreement and the ownership by Bailor of all the Product stored in demarcated segregated storage areas at the Facility by the Bailee for Bailor. Each such acknowledgment shall be in the form of Exhibit D hereto and shall be in all respects acceptable to Bailor in its sole discretion.

EXHIBIT B
JOINDER AGREEMENT
                    This Joinder Agreement (the “Joinder Agreement”), dated as of December ___, 2007 is entered into by [_________] (the “New Lender”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (the “Administrative Agent”) and Kaiser Aluminum Corporation (the “Borrowers’ Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in that certain Senior Secured Revolving Credit Agreement, dated as of July 6, 2006 (as so amended, supplemented or modified, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), among Kaiser Aluminum Corporation, a Delaware corporation (the “Parent”), Kaiser Aluminum Investments Company, a Delaware corporation (“KAIC”), Kaiser Aluminum Fabricated Products, LLC, a Delaware limited liability company (“KAFP”), and Kaiser Aluminium International, Inc., a Delaware corporation (“KAII”, and together with the Parent, KAIC, KAFP, each a “Borrower” and collectively, the “Borrowers”), JPMorgan Chase Bank, N.A., a national banking association organized under the laws of the United States (“JPMorgan Chase”) and each of the other financial institutions party hereto (together with JPMorgan Chase, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
                    The New Lender, the Administrative Agent and the Borrowers’ Agent hereby agree as follows:
                              (a) The New Lender hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the New Lender will be deemed to be a Lender under the Credit Agreement and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement.
                              (b) The New Lender hereby agrees to make Revolving Loans and to acquire participations in Letters of Credit, Swingline Loans and Protective Advances in an amount not to exceed $[_________] (the “Commitment”) on the First Amendment Effective Date.
                              (c) The New Lender hereby represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to make available and maintain its Commitment and to become a Lender, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement and to make the Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iv) if it is a Foreign Lender, attached to the Joinder Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender.
                              (d) The New Lender agrees that it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

                              (e) The New Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
                    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
                    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     The terms set forth in this Joinder Agreement are hereby agreed to:

NEW LENDER [_________]
By:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
Title:

KAISER ALUMINUM CORPORATION, as Borrowers’ Agent
By:
Title:

EXHIBIT C
EXHIBIT A TO FINANCING STATEMENT ON FORM UCC-1
     This Financing Statement covers (i) all of Bailor’s (“Bailor”) A7E, A7I, P1020 (the “Product”) stored from time to time in demarcated segregated storage areas at the storage facility of [COMPANY NAME] (the “Bailee”) located at {FACILITY ADDRESS} (the “Facility”), in accordance with the Master Bailment Agreement dated as of _________, 200___(the “Bailment Agreement”) between Bailor and the Bailee, as amended from time to time, and (ii) all proceeds of such Product.
     It is the intention of Bailor and the Bailee that all of the Product is and shall remain the property of Bailor at all times that such stored Product is in demarcated segregated storage areas at the Facility. This Financing Statement is filed by Bailor (i) solely as a precaution, in the event that, notwithstanding the intention of the parties to the contrary, the storage of the Product in demarcated segregated storage areas at the Facility from time to time is construed to be other than a bailment, and (ii) as a notification to third parties and potential creditors of the Bailee that Bailor is the owner of such Product.

EXHIBIT D
[BAILOR LTD. LETTERHEAD]
[DATE]
[CREDITOR ADDRESS]
Re: ____________________
Ladies and Gentlemen:
[_________] (“Bailor”) and [COMPANY NAME] (the “Bailee”) have entered into a Master Bailment Agreement dated as of _________, 200___(the “Bailment Agreement”), pursuant to which the Bailee will store for Bailor, as owner, certain Primary Aluminum (collectively, the “Product”). The Product is required to be stored in demarcated segregated storage areas at the Bailee’s facility located at {FACILITY ADDRESS} (the “Facility”).
     Bailor understands that you may hold a security interest in all some or all of the inventory now owned or hereafter acquired by the Bailee, some of which may, from time to time, be located at the Facility.
     Solely as a precaution, in the event that a court of applicable jurisdiction should construe the transactions between Bailor and the Bailee pursuant to the Bailment Agreement to be other than a bailment, the Bailee has granted Bailor a security interest in and to all the Product which will be stored in demarcated segregated storage areas at the Facility for Bailor pursuant to the Bailment Agreement (the “Stored Product”) and all proceeds thereof. In connection with such grant of a security interest, Bailor has or will, from time to time, file a Form UCC-1 financing statements in such jurisdictions as Bailor deems appropriate. The description of the collateral on such Form UCC-1 financing statements will be in the form set forth in the attachment to this letter agreement. [EXHIBIT C WILL BE ATTACHED].
     In connection with the foregoing, please confirm our understanding and agreement that solely with respect to the Stored Product, (i) you agree to deem such Stored Product to be the property of Bailor and (ii) you agree that you will not seek to enforce your security interest in respect of such Stored Product (including any proceeds thereof).
     Please confirm your agreement to the foregoing by signing where indicated below and return a copy of this letter agreement to the undersigned.
     Thank you for your cooperation and assistance in this matter.

[BAILOR]
By:
Name:
Title:

CONFIRMED AND AGREED: [CREDITOR]
By:
Name:
Title: